Rule 497(e)

File No. 333-273052

Roundhill ETF Trust

(the “Trust”)

Roundhill Humanoid Robotics ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus and Prospectus

Dated May 1, 2026

August 13, 2026

This supplement updates certain information contained in the Fund’s Summary Prospectus and Prospectus. Notwithstanding anything to the contrary therein:

1.	The first sentence in the section entitled “Principal Investment Strategies” in the Summary Prospectus and Prospectus, and the sub-section entitled “Additional Information About the Fund’s Principal Investment Strategy” in the Prospectus are deleted in their entirety and replaced with the following:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in the equity securities of Humanoid Robotics Companies (as defined below) or financial instruments, such as swap agreements, that provide exposure to such companies.

2.	The first sentence of the second paragraph in the section entitled “Principal Investment Strategies” in the Summary Prospectus and Prospectus, and the sub-section entitled “Additional Information About the Fund’s Principal Investment Strategy” in the Prospectus are deleted in their entirety and replaced with the following:

The Fund will generally seek to invest primarily in the equity securities of “Humanoid Robotics Companies” and financial instruments that provide exposure to such companies.

3.	The following sentence has been added as the second sentence of the third paragraph of the section entitled “Principal Investment Strategies” in the Summary Prospectus and Prospectus:

For purposes of compliance with this investment policy, derivative contracts (i.e., swap agreements and forward contracts) will be valued at their notional value.

4.	The following risk factors have been added to the section entitled “Principal Risks” in the Summary Prospectus and Prospectus and the section entitled “Additional Risks of Investing in the Fund” in the Prospectus:

COUNTERPARTY RISK. The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to particular securities without actually purchasing those securities. The Fund’s use of such financial instruments, including swap arrangements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

DERIVATIVES RISK. The use of derivative instruments (i.e., swap agreements) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet regulatory or contractual requirements for derivatives. The use of derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund Share price. To the extent the Fund enters into swap agreements, it will do so in accordance with Rule 18f-4 under the 1940 Act. Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is non-compliant with Rule 18f-4, it may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

SWAP AGREEMENTS RISK. The Fund may utilize swap agreements to derive its exposure Humanoid Robotics Companies. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

SWAP TAX RISK. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear. This includes the tax aspects of the Fund’s swap strategy. In general, income from swaps is recognized periodically over the term of the swaps. Some swaps with substantial non-periodic payments are deemed to have an embedded loan. In such a case the Fund may recognize income without receiving cash. The Fund would still be required to make sufficient distributions to maintain its RIC status, which may require selling assets or borrowing funds. Other swaps are structured so that there are no periodic payments. Such swaps may more properly be treated as a variation of a forward contract – although the IRS has issued proposed regulations that would treat them under the general swap regulations. Forward contracts are generally treated as open contracts. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain swaps may not qualify as “Section 1256 contracts” under Section 1256 of the Code. Income from the swaps will be ordinary income, and disposition of such swaps may result in short-term capital gains or losses. The Fund intends to treat any income it may derive from the swap contracts as “qualifying income” under the provisions of the Code applicable to RICs. Because authority related to determining the issuer of swap contracts is unclear, the Fund intends to test the contracts for purposes of the diversification test alternatively as if the counter party were the issuer of the swaps and the issuer of the referenced security is the issuer of the swaps. If the income is not qualifying income or the issuer of the swap contract is not appropriately the counterparty, the Fund could lose its own status as a RIC.

U.S. TREASURY SECURITIES RISK. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline.

VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

4.	The following is added as a sub-risk to the “China Risk” in the “Additional Risks of Investing in the Fund” section of the Prospectus:

China A-Shares Risk. China A-Shares are equity securities issued by companies incorporated in mainland China and listed for trading on Chinese stock exchanges. Foreign investors may obtain exposure to China A-Shares by securing a Qualified Foreign Institutional Investor or Renminbi Qualified Foreign Institutional Investor license, or by investing through the Stock Connect Program, a securities trading and clearing arrangement designed to provide reciprocal stock market access between mainland China and Hong Kong. The China A-Share markets are generally viewed as emerging markets and may exhibit lower trading volumes and reduced liquidity. A-Share investments are also subject to regulatory regimes and investment limits, and the ability to recover or repatriate assets invested in A-Shares may be constrained by restrictions imposed by the Chinese government. In addition, investors outside mainland China may encounter limitations or prohibitions on access to certain A-Shares, including securities that may appear on restricted lists in jurisdictions such as the United States. A-Shares may further be subject to frequent and broad-based trading halts, which can contribute to price volatility and reduced liquidity. Trading suspensions in particular securities may increase the Fund’s execution, clearing, and settlement risks and costs, and may also disrupt the creation and redemption of Creation Units. These and other risks could adversely affect the value of the Fund’s investments.

Please Keep this Supplement for Future Reference